                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) November 9, 1999


                       ContiSecurities Asset Funding Corp.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                                                      13-3888491
                                                                      16-1506692
                                                                      16-1506694
                                                                      16-1512507
         New York                      033-99340                      16-1512506
------------------------------    ----------------------         --------------------
 (State or other jurisdiction         (Commission                   (IRS Employer
         of incorporation)            File Number)                    ID Number)


3811 West Charleston Boulevard, Suite 104, Las Vegas, Nevada                                         89102
-------------------------------------------------------------------------------------------------------------
Address of principal executive offices)                                                          (Zip Code)

Registrant's Telephone Number,
including area code:                                                                       (702) 822-5836
-------------------------------------------------------------------------------------------------------------


                                           N/A
-------------------------------------------------------------------------------------------------------------
                     (Former name or former address, if changed since last report)


Item 5.    Other Events

         On November 9, 1999, the ContiMortgage Home Equity Loan Trust 1996-2, ContiMortgage Home Equity Loan Trust 1996-3, ContiMortgage Home Equity Loan Trust 1996-4, entered into a SUPPLEMENTAL SERVICING AMENDMENT by and among ContiMortgage Corporation, as Servicer, ContiWest Corporation, ContiSecurities Asset Funding Corp., as Depositor, Greenwich Capital Financial Products, Inc., as Supplemental Servicer and Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), in its capacity as Trustee under each of the Pooling and Servicing Agreements referenced above.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


                  99.1 SUPPLEMENTAL SERVICING AMENDMENT, dated as of November 9, 1999 by and among ContiMortgage Corporation, as Servicer, ContiWest Corporation, ContiSecurities Asset Funding Corp., as Depositor, Greenwich Capital Financial Products, Inc., as Supplemental Servicer and Manufacturers and Traders Trust Company, a New York banking corporation, as Trustee, in its capacity as Trustee under each of the Pooling and Servicing Agreements referenced above.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       CONTISECURITIES ASSET FUNDING CORP.

                                       By: /s/ Alan Fishman
                                          --------------------------------
                                           Name:  Alan Fishman
                                           Title: Authorized Signatory

                                       By: /s/ Frank Baier
                                          --------------------------------
                                           Name:  Frank Baier
                                           Title: Authorized Signatory










Dated: February 8, 2000